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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          May 2, 2001 (April 30, 2001)
               (Date of Report (date of earliest event reported))

                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)

            Delaware                      1-10308                06-0918165
  (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

      9 West 57th Street                                          10019
         New York, NY                                           (Zip Code)
(Address of principal executive)

                                 (212) 413-1800
              (Registrant's telephone number, including area code)

                                      None
       (Former name, former address and former fiscal year, if applicable)

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Item 5. Other Events

      Except as expressly indicated or unless the context otherwise requires, "Cendant", "we", "our", or "us" means Cendant Corporation, a Delaware Corporation, and its subsidiaries.

      On April 30, 2001, we announced the sale of $800 million of zero-coupon zero-yield convertible senior notes due 2021 in a private offering. The initial purchaser also will have a thirty day option to purchase up to an additional $200 million of notes to cover over-allotments. In connection with such offering, we raised our projected adjusted earnings per share from continuing operations for 2001 to $1.01 from $1.00, with the benefit coming in the second half of the year. Copies of the press releases are attached hereto as Exhibits
99.1 and 99.2, respectively, and are incorporated herein by reference in their entirety.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENDANT CORPORATION


                                        By: /s/ Eric J. Bock
                                            ------------------------------------
                                                Eric J. Bock
                                                Senior Vice President, Law
                                                and Secretary

Date: May 2, 2001


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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                    Report Dated May 2, 2001 (April 30, 2001)

                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press Release, dated April 30, 2001

99.2 Press Release, dated April 30, 2001, Cendant Prices Offering of Senior Zero-Coupon Zero-Yield Convertible Notes